SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

August 4, 2003

Date of Report (Date of earliest event reported)

Wireless Facilities, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-27231	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4810 Eastgate Mall, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 228-2000

(Registrant’s telephone number, including area code)

Item 7.	Exhibits.

Exhibit No.	Description

99.1	August 4, 2003 Press Release by Wireless Facilities, Inc.

Item 9.	Regulation FD Disclosure

In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, “Results of Operations and Financial Condition,” is instead being furnished under Item 9, “Regulation FD Disclosure.”

On August 4, 2003, Wireless Facilities, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its second fiscal quarter ended June 27, 2003. The full text of the Company’s press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS FACILITIES, INC.

Date: August 4, 2003	By:	/s/ DAN STOKELY, CPA
Dan Stokely, CPA Vice President, Corporate Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	August 4, 2003 Press Release by Wireless Facilities, Inc.